UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2023

LAMF GLOBAL VENTURES CORP. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41053	98-1616579
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9255 Sunset Blvd., Suite 515

West Hollywood, California 90069

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (424) 343-8760

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	LGVCU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	LGVC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	LGVCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 13, 2023, LAMF Global Ventures Corp. I (the “Company”) issued a press release announcing that, on November 13, 2023, its board of directors (the “Board”) elected to extend the date by which the Company has to consummate a business combination (the “Deadline Date”) from November 16, 2023 to December 16, 2023. The Company’s amended and restated memorandum and articles of association provides that the Company has the right to extend the Deadline Date up to six times for an additional one month each time, from November 16, 2023, the current Deadline Date, to up to May 16, 2024.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, issued November 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAMF GLOBAL VENTURES CORP. I

	By:	/s/ Simon Horsman
	Name:	Simon Horsman
	Title:	Chief Executive Officer
Dated: November 13, 2023

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